EXHIBIT 10.20.16




            Second Amendment to Letter Agreement (European Facility)
                             dated January 31, 1995
                  among the Registrant's Foreign Subsidiaries
                                  and NBD Bank

































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                                    NBD BANK
                              611 Woodward Avenue
                            Detroit, Michigan 48226




                                        Dated as of January 31, 1995





Hurco Europe Limited
Hurco GmbH Werkzeugmaschinen
  CIM-Bausteine Vertrieb und Service

                           Re:   Second Amendment to European Facility

Ladies and Gentlemen:

         This letter amends the letter agreement with you dated June 17, 1993, as previously amended by the letter agreement dated March 24, 1994 (as amended, the "European Facility"), and is being entered into in conjunction with the First Amendment to Credit Agreement of even date herewith with your parent, Hurco Companies, Inc.

         The definition of "Expiration Date" in the European Facility is amended to read as follows:


                  "Expiration Date" means the earlier to occur of (a) February 1, 1996, and (b) the date on which NBD declares under paragraph 13 all principal and interest on indebtedness to NBD provided under this agreement to be immediately due and payable.

       Should the foregoing be agreeable to you, as it is to us, please indicate your agreement and acceptance by executing and returning the enclosed copy of this letter, whereupon the European Facility shall be amended as herein provided, and references to the European Facility shall be to the European Facility as so amended. Except as amended hereby, the European Facility shall remain in full force and effect.

                                                   Very truly yours,

                                                   NBD Bank (formerly known as
                                                     NBD Bank, N.A.)


                                                   By: /S/ ANDREW P. ARTON
                                                       ---------------------
                                                       Andrew P. Arton
                                                   Its: Second Vice President





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Agreed and accepted:


HURCO EUROPE LIMITED


By: /S/ ROGER J. WOLF
   ---------------------
Its:  Director

Dated as of January 31, 1995


HURCO GmbH WERKZEUGMASCHINEN
CIM-BAUSTEINE VERTRIEB UND
SERVICE


By: /S/ GERHARD KOHLBACHER
    ----------------------
Its:  General Manager

Dated as of January 31, 1995